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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: OCTOBER 16, 1996

                       (DATE OF EARLIEST EVENT REPORTED)

                            PRICELLULAR CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                            (STATE OF INCORPORATION)

               1-13526                              22-3043811
       (COMMISSION FILE NUMBER)         (IRS EMPLOYER IDENTIFICATION NO.)

                             45 ROCKEFELLER CENTER

                            NEW YORK, NEW YORK 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (212) 459-0800

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ITEM 5.  OTHER EVENTS

     The purpose of this report is to file PriCellular Corporation's unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1996 and for the year ended December 31, 1995, and unaudited pro forma condensed consolidated balance sheet at September 30, 1996.

     The aforementioned financial statements are attached as exhibits to this report and are hereby incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     99.1 PriCellular Corporation's unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1996 and for the year ended December 31, 1995, and unaudited pro forma condensed consolidated balance sheet at September 30, 1996.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PRICELLULAR CORPORATION

                                          By:  /s/  Robert Price

                                             Robert Price
                                             President
Dated: October 16, 1996

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                                 EXHIBIT INDEX

EXHIBIT NO.

   99.1 PriCellular Corporation's unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1996 and for the year ended December 31, 1995, and unaudited pro forma condensed consolidated balance sheet at September 30, 1996.

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